As filed with the Securities and Exchange Commission on March 2, 2011

Registration No. 333-171331

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AMERICAN PETROLEUM TANKERS PARENT LLC

(Exact name of registrant as specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	4400 (Primary Standard Industrial Classification Code Number)	90-0587372 (I.R.S. Employer Identification Number)

American Petroleum Tankers Parent LLC

c/o The Blackstone Group L.P.

345 Park Avenue, 29th Floor

New York, NY 10154

(215) 435-9569

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

See Table of Co-Registrants below

(Address, including zip code, and telephone number, including area code, of co-registrant’s principal executive offices)

Philip J. Doherty, Chief Financial Officer

c/o The Blackstone Group L.P.

345 Park Avenue, 29th Floor

New York, NY 10154

(215) 435-9569

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Copies to: Michael R. Littenberg, Esq. Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 Ph: (212) 756-2000 Fax: (212) 593-5955

Approximate Date of Commencement of Proposed Offer to the Public:

As soon as practicable after this registration statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering:  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non accelerated filer	☒ (Do not check if a small reporting company)	Small reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Co-Registrants

Exact Name of Co-Registrant as specified in Its Charter(1)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
AP Tankers Co. (Co-Issuer)	Delaware	4400		*
American Petroleum Tankers Holding LLC (Guarantor)	Delaware	4400	80-0583752
American Petroleum Tankers LLC (Guarantor)	Delaware	4400	20-5277827
APT Intermediate Holdco LLC (Guarantor)	Delaware	4400	80-0574121
JV Tanker Charterer LLC (Guarantor)	Delaware	4400	26-3932121
PI 2 Pelican State LLC (Guarantor)	Delaware	4400	26-4193280
APT Sunshine State LLC (Guarantor)	Delaware	4400	80-0574135

(1)	The address and telephone number of each of the co-registrants is c/o The Blackstone Group L.P., 345 Park Avenue, 29th Floor, New York, NY 10154, (215) 776-0173.
*	AP Tankers Co. is a pass-through entity which does not require an I.R.S. Employer Identification Number.

Explanatory Note

This Amendment No. 2 is filed solely to provide exhibits 10.8, 10.9 and 10.10 to the registration statement. No other changes have been made to the registration statement. Accordingly, this amendment consists only of the cover page, this explanatory note and Part II of the registration statement.

PART II

INFORMATION NOTE REQUIRED IN THE PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Indemnification under the Delaware General Corporation Law

AP Tankers Co. is a corporation incorporated under the laws of the State of Delaware. Section 145 of the Delaware General Corporation Law, or the DGCL, authorizes a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. In addition, the Delaware General Corporation Law does not permit indemnification in any threatened, pending or completed action or suit by or in the right of the corporation in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses, which such court shall deem proper. To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, such person shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by such person. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended. The Delaware General Corporation Law also allows a corporation to provide for the elimination or limit of the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director

(1)	for any breach of the director’s duty of loyalty to the corporation or its stockholders,

(2)	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

(3)	for unlawful payments of dividends or unlawful stock purchases or redemptions, or

(4)	for any transaction from which the director derived an improper personal benefit.

These provisions will not limit the liability of directors or officers under the federal securities laws of the United States.

Indemnification under the certificate of incorporation of AP Tankers Co.

Article 7 of the certificate of incorporation of AP Tankers Co. eliminates directors’ personal liability to the fullest extent permitted by applicable law.

Indemnification under the Bylaws of AP Tankers Co.

Article VI of the bylaws of AP Tankers Co. provides that AP Tankers Co. will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of AP Tankers Co.) by reason of the fact that he is or was a director or officer of AP Tankers Co., or is or was a director or officer of AP Tankers Co. serving at the request of AP Tankers Co. as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of AP Tankers Co., and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Indemnification under the Delaware Limited Liability Company Act

American Petroleum Tankers Holding LLC, American Petroleum Tankers Parent LLC, American Petroleum Tankers LLC, APT Intermediate Holdco LLC, APT Sunshine State LLC, PI 2 Pelican State LLC and JV Tanker Charterer LLC are each a limited liability company organized under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act, or the Delaware Act, provides that a limited liability company may, and will have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement.

Indemnification under the Limited Liability Company Agreements

The limited liability company agreement of American Petroleum Tankers Holding LLC, American Petroleum Tankers Parent LLC, American Petroleum Tankers LLC, APT Intermediate Holdco, APT Sunshine State LLC, PI 2 Pelican State LLC and JV Tanker Charterer LLC do not contain any indemnification provisions for any manager or officer.

Item 21.	Exhibits and Financial Statement Schedules

Exhibit No.	Description

3.1**	Certificate of Formation of American Petroleum Tankers Parent LLC

3.2**	Limited Liability Company Agreement of American Petroleum Tanker Parent LLC

3.3**	Certificate of Incorporation of AP Tankers Co.

3.4**	Bylaws of AP Tankers Co.

3.5**	Certificate of Formation of American Petroleum Tankers Holding LLC

3.6**	Limited Liability Company Agreement of American Petroleum Tankers Holding LLC

3.7**	Certificate of Amendment to Certificate of Formation of American Petroleum Tankers LLC (f/k/a USS Products Investor LLC)

3.8**	Amended and Restated Limited Liability Company Agreement of American Petroleum Tankers LLC

3.9**	Certificate of Formation of APT Intermediate Holdco LLC

3.10**	Amended and Restated Limited Liability Company Agreement of APT Intermediate Holdco LLC

3.11**	Certificate of Formation of JV Tanker Charterer LLC

3.12**	Second Amended and Restated Limited Liability Company Agreement of JV Tanker Charterer LLC

3.13**	Certificate of Formation of PI 2 Pelican State LLC

3.14**	Amended and Restated Limited Liability Company Agreement of PI 2 Pelican State LLC

3.15**	Certificate of Formation of APT Sunshine State LLC

3.16**	Limited Liability Company Agreement of APT Sunshine State LLC

4.1**	Indenture dated May 17, 2010 by and among American Petroleum Tankers Parent LLC, AP Tankers Co., the Guarantors and the Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit No.	Description

4.2**	Form of 10 1/4% First Priority Senior Secured Notes due 2015 (included in Exhibit 4.1)

4.3**	Form of Guarantee (included in exhibit 4.1)

4.4**	Registration Rights Agreement, dated May 17, 2010, by and among American Petroleum Tankers Parent LLC, AP Tankers Co., the Guarantors and the Initial Purchasers

4.5**	Subordination and Intercreditor Agreement, dated May 17, 2010, by and among the Subordinated Creditors named therein, The Bank of New York Mellon, The Bank of New York Mellon Trust Company, N.A., the Co-Issuers and the Guarantors

4.6**	Security Agreement, dated as of May 17, 2010, by and among the Co-Issuers, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

5.1***	Opinion of Schulte Roth & Zabel LLP

10.1**	Employment Agreement, dated December 30, 2009 as amended between American Petroleum Tankers LLC, American Petroleum Tankers Parent LLC and Robert K. Kurz

10.2**	Employment Agreement, dated August 9, 2010 between American Petroleum Tankers Parent LLC and Philip J. Doherty

10.3**	Revolving Notes Facility Agreement, dated as of August 7, 2006 as amended by and among American Petroleum Tankers LLC (f/k/a USS Products Investor LLC), the Obligors, the Lenders, Blackstone Corporate Debt Administration L.L.C., as the Administrative Agent for the Lenders, JPMorgan Chase Bank, N.A., as the Security Agent and Lehman Brothers Inc., as Sole Lead Arranger and Sole Bookrunner

10.4**	Amended and Restated Management and Construction Supervision Agreement, dated as of May 14, 2010, by and among Crowley Technical Management, Inc., American Petroleum Tankers LLC, American Petroleum Tankers Parent LLC and American Petroleum Tankers Holding LLC.

10.5**	Form of Shipman Agreement (included in exhibit 10.4)

10.6***	Settlement Agreement and Release, dated July 10, 2009, by and among U.S. Shipping Partners L.P., USS Product Manager LLC, USS Product Carriers LLC, USS PC Holding Corp., Blackstone Corporate Debt Administration L.L.C., the Blackstone Funds, Cerberus Partners L.P., Styx Partners, L.P., A3 Funding LP and American Petroleum Tankers LLC (f/k/a USS Products Investor LLC)

10.7***	Solicitation, Offer and Award, dated August 31, 2006, by and among MSC and American Petroleum Tankers LLC (as successor in interest to USS Product Carriers LLC), together with modifications one through seven

10.8*	Time Charterparty, dated December 8, 2006, by and among BP West Coast Products LLC and JV Tanker Charterer LLC.

10.9*	Time Charter Party, dated November 20, 2009, by and among Chevron USA Inc. and APT Sunshine State LLC, as amended.

10.10*	Time Charter Party, dated October 2, 2007, by and among Marathon Petroleum Company LLC and PI 2 Pelican State LLC (as successor in interest to USS Products Investor LLC).

12.1**	Computation of Ratio of Earnings to Fixed Charges

21.1**	Subsidiaries of the registrant

23.1***	Consent of PricewaterhouseCoopers LLP

23.2***	Consent of Deloitte & Touche LLP

Exhibit No.	Description

23.3***	Consent of Schulte Roth & Zabel LLP (incorporated by reference in Exhibit 5.1)

24.1**	Power of Attorney (included after the Signature Pages to the Registration Statement)

25.1**	Statement of Eligibility and Qualification on Form T-1 of the Bank of New York Mellon Trust Company N.A., as Trustee

99.1***	Form of Letter of Transmittal for Outstanding 10 1/4% First Priority Senior Secured Notes due 2015

99.2***	Form of Notice of Guaranteed Delivery for Tender of 10 1/4% First Priority Senior Secured Notes due 2015

*	Filed herewith. Portions of this document have been omitted and filed separately with the SEC pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.
**	Previously filed as an exhibit to the Registration Statement on Form S-4 (Reg. No. 333-171331) originally filed with the SEC on December 21, 2010.
***	Previously filed as an exhibit to Amendment No.1 to the Registration Statement on Form S-4 (Reg. No. 333-171331) originally filed with the SEC on February 3, 2011.

Item 22.	Undertakings

The undersigned Registrants hereby undertake:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)

Each prospectus filed pursuant to Rule 424(b) as part of the Registration Statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such date of first use.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

The undersigned Registrants hereby undertake that:

(1)	Prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), we undertake that such reoffering prospectus will contain the information called for by the applicable registration form with respect to the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	Every prospectus: (i) that is filed pursuant to the immediately preceding paragraph or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The undersigned Registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the following company has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 2nd day of March, 2011.

AMERICAN PETROLEUM TANKERS PARENT LLC

By: American Petroleum Tankers Holding LLC, its sole member

By:	/S/ ROBERT K. KURZ
Name:	Robert K. Kurz
Title:	Chief Executive Officer

Date: 3/2/11

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date

/S/ ROBERT K. KURZ Robert K. Kurz		Chief Executive Officer (Principal Executive Officer)	3/2/11

/S/ PHILIP J. DOHERTY Philip J. Doherty		Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	3/2/11

* David I. Foley		Director	3/2/11

* Sean T. Klimczak		Director	3/2/11

*By:	/S/ ROBERT K. KURZ Robert K. Kurz	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the following company has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 2nd day of March, 2011.

AP TANKERS CO.

By: American Petroleum Tankers Parent LLC, its sole member

By: American Petroleum Tankers Holding LLC, its sole member

By:	/S/ ROBERT K. KURZ
Name:	Robert K. Kurz
Title:	President and Secretary

Date: 3/2/11

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

/S/ ROBERT K. KURZ Robert K. Kurz		President and Secretary (Principal Executive Officer)	3/2/11

/S/ PHILIP J. DOHERTY Philip J. Doherty		(Principal Financial Officer and Principal Accounting Officer)	3/2/11

* David I. Foley		Director	3/2/11

* Sean T. Klimczak		Director	3/2/11

*By:	/S/ ROBERT K. KURZ Robert K. Kurz	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the following company has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 2nd day of March, 2011.

AMERICAN PETROLEUM TANKERS HOLDING LLC

By:	/S/ ROBERT K. KURZ
Name:	Robert K. Kurz
Title:	Chief Executive Officer

Date: 3/2/11

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/S/ ROBERT K. KURZ Robert K. Kurz	Chief Executive Officer (Principal Executive Officer)	3/2/11

/S/ PHILIP J. DOHERTY Philip J. Doherty	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	3/2/11

* David I. Foley	Director	3/2/11

* Sean T. Klimczak	Director	3/2/11

*By:	/S/ ROBERT K. KURZ	Attorney-in-fact
Robert K. Kurz

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the following company has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 2nd day of March, 2011.

AMERICAN PETROLEUM TANKERS LLC

By: American Petroleum Tankers Parent LLC, its sole member

By: American Petroleum Tankers Holding LLC, its sole member

By:	/S/ ROBERT K. KURZ
Name:	Robert K. Kurz
Title:	Chief Executive Officer

Date: 3/2/11

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/S/ ROBERT K. KURZ Robert K. Kurz	Chief Executive Officer (Principal Executive Officer)	3/2/11

/S/ PHILIP J. DOHERTY Philip J. Doherty	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	3/2/11

* David I. Foley	Director	3/2/11

* Sean T. Klimczak	Director	3/2/11

*By:	/S/ ROBERT K. KURZ	Attorney-in-fact
Robert K. Kurz

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the following company has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 2nd day of March, 2011.

APT INTERMEDIATE HOLDCO LLC

By: American Petroleum Tankers Parent LLC, its sole member

By: American Petroleum Tankers Holding LLC, its sole member

By:	/S/ ROBERT K. KURZ
Name:	Robert K. Kurz
Title:	Chief Executive Officer

Date: 3/2/11

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/S/ ROBERT K. KURZ Robert K. Kurz	Chief Executive Officer (Principal Executive Officer)	3/2/11

/S/ PHILIP J. DOHERTY Philip J. Doherty	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	3/2/11

* David I. Foley	Director	3/2/11

* Sean T. Klimczak	Director	3/2/11

*By:	/S/ ROBERT K. KURZ	Attorney-in-fact
Robert K. Kurz

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each of the following companies has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 2nd day of March, 2011.

APT SUNSHINE STATE LLC
PI 2 PELICAN STATE LLC
JV TANKER CHARTERER LLC

By: APT Intermediate Holdco LLC, its sole member

By: American Petroleum Tankers Parent LLC, its sole member

By: American Petroleum Tankers Holding LLC, its sole member

By:	/S/ ROBERT K. KURZ
Name:	Robert K. Kurz
Title:	Chief Executive Officer

Date: 3/2/11

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/S/ ROBERT K. KURZ Robert K. Kurz	Chief Executive Officer (Principal Executive Officer)	3/2/11

/S/ PHILIP J. DOHERTY Philip J. Doherty	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	3/2/11

* David I. Foley	Director	3/2/11

* Sean T. Klimczak	Director	3/2/11

*By:	/S/ ROBERT K. KURZ	Attorney-in-fact
Robert K. Kurz

EXHIBIT INDEX

Exhibit No.	Description

3.1**	Certificate of Formation of American Petroleum Tankers Parent LLC

3.2**	Limited Liability Company Agreement of American Petroleum Tanker Parent LLC

3.3**	Certificate of Incorporation of AP Tankers Co.

3.4**	Bylaws of AP Tankers Co.

3.5**	Certificate of Formation of American Petroleum Tankers Holding LLC

3.6**	Limited Liability Company Agreement of American Petroleum Tankers Holding LLC

3.7**	Certificate of Amendment to Certificate of Formation of American Petroleum Tankers LLC (f/k/a USS Products Investor LLC)

3.8**	Amended and Restated Limited Liability Company Agreement of American Petroleum Tankers LLC

3.9**	Certificate of Formation of APT Intermediate Holdco LLC

3.10**	Amended and Restated Limited Liability Company Agreement of APT Intermediate Holdco LLC

3.11**	Certificate of Formation of JV Tanker Charterer LLC

3.12**	Second Amended and Restated Limited Liability Company Agreement of JV Tanker Charterer LLC

3.13**	Certificate of Formation of PI 2 Pelican State LLC

3.14**	Amended and Restated Limited Liability Company Agreement of PI 2 Pelican State LLC

3.15**	Certificate of Formation of APT Sunshine State LLC

3.16**	Limited Liability Company Agreement of APT Sunshine State LLC

4.1**	Indenture dated May 17, 2010 by and among American Petroleum Tankers Parent LLC, AP Tankers Co., the Guarantors and the Bank of New York Mellon Trust Company, N.A., as Trustee

4.2**	Form of 10 1/4% First Priority Senior Secured Notes due 2015 (included in Exhibit 4.1)

4.3**	Form of Guarantee (included in exhibit 4.1)

4.4**	Registration Rights Agreement, dated May 17, 2010, by and among American Petroleum Tankers Parent LLC, AP Tankers Co., the Guarantors and the Initial Purchasers

4.5**	Subordination and Intercreditor Agreement, dated May 17, 2010, by and among the Subordinated Creditors named therein, The Bank of New York Mellon, The Bank of New York Mellon Trust Company, N.A., the Co-Issuers and the Guarantors

4.6**	Security Agreement, dated as of May 17, 2010, by and among the Co-Issuers, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

5.1***	Opinion of Schulte Roth & Zabel LLP

10.1**	Employment Agreement, dated December 30, 2009 as amended between American Petroleum Tankers LLC, American Petroleum Tankers Parent LLC and Robert K. Kurz

10.2**	Employment Agreement, dated August 9, 2010 between American Petroleum Tankers Parent LLC and Philip J. Doherty

Exhibit No.	Description

10.3**	Revolving Notes Facility Agreement, dated as of August 7, 2006 as amended by and among American Petroleum Tankers LLC (f/k/a USS Products Investor LLC), the Obligors, the Lenders, Blackstone Corporate Debt Administration L.L.C., as the Administrative Agent for the Lenders, JPMorgan Chase Bank, N.A., as the Security Agent and Lehman Brothers Inc., as Sole Lead Arranger and Sole Bookrunner

10.4**	Amended and Restated Management and Construction Supervision Agreement, dated as of May 14, 2010, by and among Crowley Technical Management, Inc., American Petroleum Tankers LLC, American Petroleum Tankers Parent LLC and American Petroleum Tankers Holding LLC.

10.5**	Form of Shipman Agreement (included in exhibit 10.4)

10.6***	Settlement Agreement and Release, dated July 10, 2009, by and among U.S. Shipping Partners L.P., USS Product Manager LLC, USS Product Carriers LLC, USS PC Holding Corp., Blackstone Corporate Debt Administration L.L.C., the Blackstone Funds, Cerberus Partners L.P., Styx Partners, L.P., A3 Funding LP and American Petroleum Tankers LLC (f/k/a USS Products Investor LLC)

10.7***	Solicitation, Offer and Award, dated August 31, 2006, by and among MSC and American Petroleum Tankers LLC (as successor in interest to USS Product Carriers LLC), together with modifications one through seven

10.8*	Time Charterparty, dated December 8, 2006, by and among BP West Coast Products LLC and JV Tanker Charterer LLC.

10.9*	Time Charter Party, dated November 20, 2009, by and among Chevron USA Inc. and APT Sunshine State LLC, as amended.

10.10*	Time Charter Party, dated October 2, 2007, by and among Marathon Petroleum Company LLC and PI 2 Pelican State LLC (as successor in interest to USS Products Investor LLC).

12.1**	Computation of Ratio of Earnings to Fixed Charges

21.1**	Subsidiaries of the registrant

23.1***	Consent of PricewaterhouseCoopers LLP

23.2***	Consent of Deloitte & Touche LLP

23.3***	Consent of Schulte Roth & Zabel LLP (incorporated by reference in Exhibit 5.1)

24.1**	Power of Attorney (included after the Signature Pages to the Registration Statement)

25.1**	Statement of Eligibility and Qualification on Form T-1 of the Bank of New York Mellon Trust Company N.A., as Trustee

99.1***	Form of Letter of Transmittal for Outstanding 10 1/4% First Priority Senior Secured Notes due 2015

99.2***	Form of Notice of Guaranteed Delivery for Tender of 10 1/4% First Priority Senior Secured Notes due 2015

*	Filed herewith. Portions of this document have been omitted and filed separately with the SEC pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

**	Previously filed as an exhibit to the Registration Statement on Form S-4 (Reg. No. 333-171331) originally filed with the SEC on December 21, 2010.

***	Previously filed as an exhibit to Amendment No.1 to the Registration Statement on Form S-4 (Reg. No. 333-171331) originally filed with the SEC on February 3, 2011.